Aberdeen Funds: Summary Prospectus

Aberdeen Global Infrastructure Fund

February 28, 2020

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2020, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2019, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: AIAFX Institutional Class: AIFRX

Objective

The Aberdeen Global Infrastructure Fund (the "Global Infrastructure Fund" or the "Fund") seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Infrastructure Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A and Class A1 Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 190 and 255 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges" and "Reduction of Sales Charges" sections on pages 179 and 180 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020  1

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	None
Small Account Fee[2]	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[3]	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.34%	0.31%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	1.45%	1.17%
Less: Amount of Fee Limitations/Expense Reimbursements[6]	0.20%	0.17%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements[5]	1.25%	1.00%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

3  Management Fees have been restated to reflect current fees. Effective February 28, 2020, the contractual investment advisory fee payable by the Fund to Aberdeen Standard Investments Inc. (the "Adviser") changed from 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more to 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more.

4  Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

5  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

6  Aberdeen Funds (the "Trust") and the Adviser have entered into a written contract limiting operating expenses to 1.24% for Class A shares and 0.99% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$989	$1,304	$2,194
Institutional Class shares	$102	$355	$627	$1,405

Portfolio Turnover

The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

During the most recent fiscal year, the Fund's portfolio turnover rate was 31.62% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An "infrastructure-related" issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing). The Fund concentrates its investments in infrastructure-related issuers.

2  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of emerging market issuers, and in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is permitted to invest in unlisted foreign securities, but currently does not intend to do so as a principal strategy.

The Fund may invest in companies of any market capitalization.

Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer's securities are traded principally in the country; or (iii) during the issuer's most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In selecting securities for investment by the Fund, the portfolio management team employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser's quality rating for all companies.

Principal Risks

The Global Infrastructure Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Concentration Risk — The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to,

Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Infrastructure-Related Investments Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by

  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020  3

governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services. For more information about the risks of other infrastructure-related sectors, see also "Concentration Risk" and "Infrastructure-Related Investments Risk" above.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Infrastructure Fund. The bar chart shows how the Fund's annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown.

The table following the bar chart compares the Fund's performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), a broad-based securities index, the MSCI All Country World Index (Gross Dividends) and the S&P Global Infrastructure Index (Net Dividends). Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. The Fund's past performance benefitted significantly from IPOs and secondary offerings of certain issuers and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited ("AAML") began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

4  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 19.02% – 3rd quarter 2010
Lowest Return: -18.62% – 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception
Class A shares– Before Taxes	20.73%	5.84%	N/A	9.78	%*
Institutional Class shares–Before Taxes	28.39%	7.38%	9.93%	12.89	%**
Institutional Class shares–After Taxes on Distributions	26.37%	5.89%	8.43%	11.26	%**
Institutional Class shares–After Taxes on Distributions and Sale of Fund Shares	16.87%	5.15%	7.51%	10.12	%**
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%	10.36	%**
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees or expenses)	27.30%	9.00%	9.37%	10.97	%**
S&P Global Infrastructure Index (Net Dividends) (reflects no deduction for fees or expenses)	25.75%	5.61%	6.77%	7.99	%**

*  Class A inception date is 12/30/2011

** Institutional Class inception date is 11/3/2008. All index since inception returns reflect the inception date of the Institutional Class

Investment Adviser

Aberdeen Standard Investments Inc. (the "Adviser") serves as the Global Infrastructure Fund's investment adviser and Aberdeen Asset Managers Limited serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2018
Jamie Cumming	Senior Investment Director	2018
Joshua Duitz	Senior Vice President, Global Equities	2008*
Bruce Stout	Senior Investment Director	2018

*Includes service with unaffiliated investment adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020  5

This page has been intentionally left blank.

6  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020

This page has been intentionally left blank.

  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020  7

This page has been intentionally left blank.

8  Aberdeen Global Infrastructure Fund: Summary Prospectus as of February 28, 2020

AOE-0383-0220